Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.366.1492
Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

ANNUAL REPORT — 12/31/2011

FOR CONTRACT HOLDERS OF:	Commonwealth Annuity Advantage IV
Commonwealth Annuity Preferred Plus and
Commonwealth Annuity Horizon

March 16, 2012

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.

Washington, DC 20549

Subj:	Commonwealth Annuity Separate Account A
1940 Act Registration Number: 811-22024
1933 Act Registration Numbers: 333-141045, 333-141019 and 333-157121
CIK: 0001391312
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Annuity Separate Account A, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Shares)	1046292	February 24, 2012
Goldman Sachs Trust (Class A)	822977	October 28, 2011 March 2, 2012 March 2, 2012
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 27, 2012
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	February 27, 2012
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 23, 2012
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	February 23, 2012
Fidelity Variable Insurance Products Fund III (Service Class 2)	927384	February 23, 2012
Fidelity Variable Insurance Products Fund IV (Service Class 2)	720318	February 24, 2012

Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 1, 2012
Janus Aspen Series (Service Shares)	906185	February 29, 2012
MFS® Variable Insurance TrustSM (Service Class)	918571	March 5, 2012
Oppenheimer Variable Account Funds (Service Shares)	752737	February 24, 2012
Pioneer Variable Contracts Trust (Class I and II)	930709	February 29, 2012

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772